Exhibit 10.1

Seventh Amendment to Employment Agreement

This Seventh Amendment (“Seventh Amendment”), to the Employment Agreement (the “Agreement”) dated February 27, 2007 between Usio, Inc. fka Payment Data Systems, Inc. (“PDS”) and Louis A. Hoch (“Executive”) is entered into this 18th day of April, 2021, and is made part of the Agreement which is hereby amended as follows:

1.          Definitions. All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

2.         Entire Agreement. Except as expressly modified by this Seventh Amendment, the Agreement shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding and enforceable obligations of PDS and Executive.

3.          Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

4.          Section References. Section titles and references used in this Seventh Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

5.         Now, therefore, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged:

a.	Section 4(b)(ii) of the Agreement is hereby replaced in its entirety with:

“Intentionally omitted.”

b.	SCHEDULE 4(a)(i) of the Agreement is hereby replaced in its entirety with:

“$566,000 per annum.”

6.         This Seventh Amendment amends the Agreement as set forth herein. All previously existing obligations under the Agreement are hereby reaffirmed in all respects.

[Signature Page follows.]

In witness thereof, the parties hereto have caused this Seventh Amendment to the Agreement to be executed on the day and year first above written.

Usio, Inc. By: /s/ Blaise Bender Name: Blaise Bender Title: Chairman of the Compensation Committee	Executive By: /s/ Louis A. Hoch Name: Louis A. Hoch

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